                                BURKE INDUSTRIES, INC.

                      EXECUTIVE DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT, made and entered into as of this 30th day of November 1995, by and between Burke Industries, Inc., a California corporation, with principal offices and place of business 2250 South Tenth Street, San Jose, CA 95112 (hereinafter referred to as the "Corporation" or the "Employer"), and that executive employee indicated on the signature page hereto, an individual residing in the State of California (hereinafter referred to as the "Employee").

                                   WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Corporation, and has been selected by the Corporation for participation in this plan; and

     WHEREAS, the Corporation recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage Employee's continued employment; and

     WHEREAS, the Employee wishes to defer a certain portion of compensation payable to him; and the Employer may from time to time determine by Board of Directors resolution make supplemental contributions to the retirement account established hereunder,

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Corporation shall pay such deferred compensation to the Employee or his designated beneficiary; and

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained primarily to provide deferred compensation benefits for the Employee, a member of a select group of management or highly compensated employees of the Corporation for purposes of the Employee Retirement Income Security Act of 1974, as amended.

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. DEFINITION OF TERMS. Certain words and phrases are defined when first used in later paragraphs of this Agreement. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:

           (a) Accrued Benefit. The sum of all Deferred Amounts, including Employee Deferrals and Supplemental Deferrals (subject to any vesting schedule), credited to the Employee's Retirement Account and due and owing to the Employee or his designated beneficiaries pursuant to this Agreement, together with Additions thereto calculated as set forth in paragraph 3, hereof, minus any distributions made hereunder.

           (b) Affiliate. Any corporation, partnership, joint venture, association, or similar organization or entity, the employees of which would be treated as employed by the Corporation under
                 Section 414(b) or 414(c) of the Code.

           (c) Agreement. This Agreement, together with any amendments or supplements thereto.

           (d) Code. The Internal Revenue Code of 1986, as amended or as it may be amended from time to time.

           (e) Compensation. Total salary and commissions of the Employee paid or accrued by the Corporation, excluding any bonus, commissions, Accrued Benefits, stock options, stock appreciation rights, or any employer contributions or payments to any trust fund, agreement or plan providing retirement, pension, profit sharing, health, welfare, death, insurance or similar benefits.

           (f) Early Retirement Date. The date the Employee attains the age of fifty-five (55). The date upon which the Employee attains the age of sixty-five (65) shall be referred to as the Normal Retirement Date.

           (g)   Effective Date.  December 1, 1995.

           (h) Election of Deferral. A written notice filed by the Employee with the chief financial officer or controller of the Corporation in substantially the form attached hereto as Exhibit A, specifying the amount of Compensation to be deferred.

           (i)   Fiscal Year.  The taxable year of the Corporation.

           (j) Normal Retirement Date. The date the Employee attains the age of sixty-five (65). The date upon which the Employee attains the age of fifty-five (55) shall be referred to as the Early Retirement Date.

           (k) Notice of Discontinuance. A written notice filed by the Employee with the chief financial officer or controller of the Corporation in substantially the form attached hereto as Exhibit D, requesting discontinuance of the deferral of the Employee's Compensation.

           (l) Plan Year. The administrative accounting year of the deferred compensation program established under administrative policies established by the Employer for the administration of the obligations under the terms of this Agreement, which shall be the calendar year or a portion thereof in the initial or final year of the Agreement.

           (m) Qualified Plan. The pension or profit sharing plan qualified under section 401 of the Internal Revenue Code, more specifically described at Exhibit E, attached hereto.

           (n) Retirement Account. Book entries maintained by the Corporation reflecting the Accrued benefit, including Employee Deferrals, Supplemental Deferrals and Additions thereon, subject to any vesting schedule applicable to Supplemental Deferrals described herein; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, his designated beneficiaries or other beneficiaries under this Agreement.

           (o) Survivor Benefit. The Survivor Benefit shall be the greater of: (a) the amount set forth at Schedule 1, attached hereto, which may be updated from time to time by the Corporation, minus any distributions made hereunder, or (b) the Accrued Benefit.

                 In either (a) the absence of any amount set forth at Schedule 1, or (b) in the event that the Employee's death is the result of suicide occurring within three years of the date of this Agreement, then the Survivor Benefit shall be equal to the Accrued Benefit.

2.   DEFERRED COMPENSATION.

a.   Employee Deferrals.

Commencing on the Effective Date, and continuing through the date on which the Employee's employment terminates because of his death, retirement, disability, or any other cause, the Employee and the Corporation agree that the Employee shall defer into his Retirement Account the amount set forth in the Election of Deferral, which the Employee would otherwise be entitled to receive from the Corporation in each Fiscal Year of the Corporation.

The amount selected for deferral by the Employee pursuant to an Election of Deferral is referred to as the "Annual Deferral Sum." The amounts of compensation actually deferred, taking into account discontinuance of deferral pursuant to a Notice of Discontinuance, are hereinafter collectively referred to as the "Deferred Amounts." The Employee's Deferred Amounts shall be credited to the Employee's Retirement Account as of the dates such Deferred Amounts would, but for such deferral, be payable to the Employee.

3. ADDITIONS TO DEFERRED AMOUNTS. The Corporation agrees that it will credit Deferred Amounts in the Employee's Retirement Account with additions thereon ("Additions") from and after dates Deferred Amounts are credited to the Retirement Account. Additions to Deferred Amounts shall accrue commencing on the date the Retirement Account first has a positive balance and shall continue up to the date that the

     Retirement Account has been reduced to zero. Additions shall be calculated as an amount (the "As If Rate") equal to the yield that would be realized, including any dividends, interest, or other current yield, as well as any capital gain or loss based on an adjustment to fair market value on any date of calculation, as if hypothetically invested in whole or fractional shares in the assets set forth at Schedule 2 (the Calculation Assets), which may be changed at the sole discretion of the Employer, from time to time. The Employer shall have no obligation to actually acquire any of the Calculation Assets set forth at Schedule 2, and such return shall be only for purposes of calculating Additions to Deferred Amounts hereunder. The Employee shall have no rights in or to any Calculation Assets set forth at Schedule 2, as provided elsewhere in this Agreement. The As If Rate shall be adjusted on the last day of each fiscal quarter the plan year at the mean trading price of the Calculation Assets on such date or the first business date thereafter, as quoted in Barrons financial news publication, or in the absence of a quotation therein, in a similar publication or other authoritative valuation of the specified Calculation Assets. Any such designation of new Calculation Assets by the Employer must be in writing. For purposes of calculating Additions, it shall be assumed that the Calculation Assets is sold and the alternate Calculation Assets is purchased on the first business day following such revised designation by the Corporation.

4. ELECTION TO DEFER COMPENSATION. The Employee may elect an Annual Deferral Sum hereunder by filing an Election of Deferral. The initial Election of Deferral must be filed within twenty (20) days of the Effective Date of this Agreement. Such initial Election of Deferral, if any, shall be effective commencing with the first day of the month after it is filed. Thereafter, an Election of Deferral must be filed at least twenty (20) days prior to the beginning of the Plan Year to which it pertains and shall be effective on the first day of the Plan Year following the filing thereof. The maximum amount of the Annual Deferral Sum shall be an amount equal to the maximum amount that can be deferred under section 402(g), which limits deferrals under qualified cash or deferred arrangement, which amount is equal to $7000 adjusted annually so that for 1995 the limitation hereunder, for example, is $9240. The minimum deferral shall be One Thousand Dollars ($1,000).

5. TERMINATION OF ELECTION. The Employee's initial Election of Deferral shall continue in effect, pursuant to the terms of the Election of Deferral, unless and until the Employee files with the Corporation a Notice of Discontinuance or a subsequent Election of Deferral specifying a different amount of deferral. Each Election of Deferral filed subsequent to the initial Election of Deferral shall similarly continue in effect until the Employee files a Notice of Discontinuance or a new Election of Deferral. Any new Election of Deferral, to be effective, must be filed at least twenty (20) days prior to the beginning of the Plan Year in which deferral is sought. A notice of Discontinuance shall be effective if filed at least twenty (20) days prior to any 1st day of the first month, 1st day of the fourth month, 1st day of the seventh month, or 1st day of the tenth month of the Plan Year. Such Notice of Discontinuance shall be effective commencing with the 1st day of the first month, 1st day of the fourth month, 1st day of the seventh month, or 1st day of the tenth month of the Plan Year following its filing, whichever applies, and shall apply only with respect to the Employee's Compensation attributable to services not yet performed.

6. (a) RETIREMENT BENEFIT. The Corporation agrees that, from and after the retirement of the Employee from the service of the Corporation upon reaching his Early Retirement Date or Normal Retirement Date, the Corporation shall thereafter pay as a retirement benefit ("Retirement Benefit") to the Employee the Employee's entire Accrued Benefit in equal monthly installments for one hundred twenty (120) consecutive months, commencing on the first day of the second calendar month immediately following the Employee's retirement; provided, however, that the Employee may, at his sole option make one election prior to the time benefit payments begin to receive the Accrued Benefit in his Retirement Account in equal monthly installment payments over a shorter period, to be designated by him in writing, than would otherwise apply, or in a single payment. The election referred to in the preceding sentence must be made at least on hundred eighty (180) days prior to the date benefit payments begin and shall be irrevocable. In the event of such election by the Employee, the first designated monthly payment or the single payment, whichever applies, shall be due and payable on the first day of the second month following the Employee's filing of an effective written election to accelerate benefits. Monthly installment payments, if applicable, shall continue monthly thereafter, for the period designated by the Employee.

     (b) ELECTION OF BENEFITS UPON RETIREMENT DATE. The Employee shall have the option, upon attaining his Early Retirement Date or Normal Retirement Date, to elect to receive his Retirement Benefit, notwithstanding his continued employment with the Corporation after he has attained his Early Retirement Date or Normal Retirement Date. The Employee's election to receive his Retirement Benefit notwithstanding his continued employment must be made in writing at least sixty (60) days prior to his Early Retirement Date or Normal Retirement Date, whichever applies. The Retirement Benefit payable upon election pursuant to this paragraph 6.b. shall be the amount that would have been payable had the Employee retired from service with the Corporation as of his Early Retirement Date or Normal Retirement Date, whichever applies. Any such election shall be irrevocable, and shall result in the termination of the Employee's right to any further deferrals hereunder.

7. DISABILITY RETIREMENT. Notwithstanding any other provision hereof, the Employee shall be entitled to receive payments hereunder prior to his Early Retirement Date or Normal Retirement Date, whichever applies, in any case in which it is determined by a duly licensed physician selected by the Corporation that, because of ill health, accident, disability or general inability because of age, the Employee is no longer able, properly and satisfactorily, to perform his regular duties as an Employee. In the event that the Employee's employment is terminated, then, pursuant to this paragraph 7, the disability retirement benefit payable hereunder ("Disability Retirement Benefit") shall be that amount that would have been payable as a Retirement Benefit had the Employee attained his Normal Retirement Date on the date of the physician's disability determination. The Disability Retirement Benefit payable under this paragraph 7 shall be distributed in accordance with the provisions of paragraph 6.a. as if the Employee had retired on the date of the physician's disability determination.

8.         (a)   DEATH BENEFIT PRIOR TO COMMENCEMENT OF RETIREMENT BENEFITS.
           In the event of the Employee's death while in the employment of the Corporation and prior to commencement of the Retirement Benefits or Disability Retirement Benefits, the Corporation shall pay as a survivor's benefit the Employee's entire Survivor Benefit in a single lump sum to the Employee's designated beneficiary (the "Beneficiary"), in accordance with the last such designation received by the Corporation from the Employee prior to death. If no such designation has been received by the Corporation from the Employee prior to death or if said payment is not otherwise to be made as provided herein, said payment shall be made to the Employee's then living spouse, so long as such surviving spouse shall live and thereafter to such person or persons, including the estate of the spouse, as the spouse may appoint by Will, making specific reference hereto; if the Employee is not survived by a spouse or if the spouse shall fail to do so appoint, then said payment shall be made to the then living children of the Employee, if any, in equal shares, for their joint and survivor lives; and if none or after their respective joint and survivor lives, in one lump sum to the estate of the Employee. Such payment shall commence on the first day of the second month following the Employee's death.

     (b) DEATH BENEFIT AFTER COMMENCEMENT OF BENEFITS. In the event of the Employee's death after commencement of Retirement benefits, Normal Retirement Benefits, or Disability Retirement Benefits, but prior to the completion of all such payments due and owing hereunder, the Corporation shall pay the balance of the Accrued Benefit in a single lump sum the Employee's designated beneficiary, in accordance with the last such designation received by the Corporation form the Employee prior to his death. If no such designation has been received by the Corporation from the Employee prior to his death or if said payments are not otherwise to be made as provided herein, said payments shall be made to the Employee's then living spouse, so long as she shall live and thereafter to such person or persons, including his estate, as he may appoint under his Will, or other testamentary instrument, making specific referenced hereto; if the Employee is not survived by a spouse or if he shall fail to so appoint, then said payments shall be made to the then living children of the Employee, if any, in equal shares, for their joint and survivor lives; and if none or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Employee. Such payments shall commence on the first day of the first month following the Employee's death. At its sole option, the Corporation may pay the Employee's entire Accrued Benefit as a single lump sum.

9. TERMINATION BENEFIT. In the event the Employee's termination of employment with the Corporation before his Early Retirement Date or Normal Retirement Date for any reason, other than disability, retirement or death, the Corporation shall pay to the Employee, as compensation for services rendered prior to such termination, a single sum equal to the total Deferred Amounts hereunder, including any Additions thereto (the "Termination Benefit"), subject to the vesting schedule described at paragraph 2 above. The Termination Benefit shall be payable on the first day of the second month following the termination of the Employee's employment with the Corporation.

10. HARDSHIP WITHDRAWAL. In the event the Employee suffers from unforeseen financial emergency, as defined hereafter, the Corporation may, if it deems advisable in its sole and absolute discretion, distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Retirement Account. The Corporation shall have exclusive authority to determine whether to make a hardship distribution, and the Corporation's decision shall be final and binding on all parties. Any hardship distribution shall, like all distributions, reduce the amounts available for subsequent distributions and be deducted from the Retirement Account. The Employee shall apply for such a Hardship Benefit in writing in a form approved by the Corporation and shall provide such additional information as the Corporation shall require. For purposes of this Paragraph, "unforeseen financial emergency" means an immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations Section 1.457-2(h) (4) and (5), resulting from any of the following, and in an amount not in excess of the amount needed to pay for the following unreimbursed expenses:

     a. expenses which are not covered by insurance and which the Employee or his or her spouse or dependents (as defined in Code Section 152(a)) has incurred as a result of, or is required to incur in order to receive, medical care described in Code Section 213(d), as a result of a sudden or unexpected illness;

     b.    loss of an employee's property as a result of casualty, or,

     c. other similar extraordinary, unforeseeable circumstances attributable to forces beyond the Employee's control.

           No distribution shall be made pursuant to this paragraph in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay federal, state or local

11. QUALIFIED PLAN ELECTION. As soon as practicable each Plan Year of the Qualified Plan and not later than January 31 of the next ensuing year, the Employer shall perform a preliminary actual deferral percentage and actual contribution percentage testing to determine the maximum amount of additional elective contributions that could be made to the Qualified Plan for the current Plan Year, consistent with Code section 402(g) and the limitations of section 401(k)(3), on behalf of Employee as a participant in the Qualified Plan. The lesser of those amounts, or the Employee's salary deferral for the Plan Year as set forth at the Deferral Election Form at Exhibit A for the Plan Year, will be paid to the Employee as soon as practicable, but in no event later than March 15 of the Plan Year following the Plan Year for which such determination is made, unless the Employee previously elected to have such amount contributed to the Qualified Plan as an elective contribution. The Employee's election to have such amount contributed to the Qualified Plan must be made at the same time as the Election of Deferral under this Agreement, which must in no event be later than the December 31 of the calendar year in which the compensation to which the salary deferral relates is earned and, once made, the election shall be irrevocable. If the Employee so elects, the Employer shall cause the elected amount to be contributed directly to the Qualified Plan in accordance with this paragraph. In no event will any earnings under this Plan be credited to the Qualified Plan.

12. BENEFICIARY DESIGNATION. The Employee shall have the right, at any time to submit in substantially the form attached hereto as Exhibit B, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of his death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Corporation.

13.  DETERMINATION OF BENEFITS.

a.   Claim

     A person who believes that he is being denied a benefit under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his claim. The request must be addressed to the Treasurer of the Corporation at its then principal place of business.

b.   Claim Decision.

     Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

     If the claim is wholly or partially denied, the Corporation shall provide a written notice within ninety (90) days specifying the reason for the denial, the plan provisions on which the denial is based, and additional material or information necessary to receive benefits, if any, and why such material or information is necessary. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

c.   Request for Review.

     If a claim is denied and a review is desired, the Employee (or designated beneficiary in the case of the Employee's death) shall notify the Corporation in writing within sixty (60) days after receipt of a written notice of a denial of a claim. In requesting a review the Employee may, but need not, review the pertinent documents and submit issues and comments in writing for consideration of the corporation and refer to plan documents.

d.   Review of Decision.

     The Corporation shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for review. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Corporation will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

14. BENEFITS NOT TRANSFERABLE. Neither the Employee nor any designated beneficiary shall have any right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of such beneficiary, by a proceeding in law or equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, his designated beneficiary, or any other beneficiary hereunder. Any such attempted transfer shall be void.

15. NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to be a contract of employment for any term of years, not as conferring upon the Employee the right to continue to be employed by the Corporation, in any capacity. It is expressly understood by the parties hereto that this Agreement relates exclusively to deferral of otherwise currently payable compensation for the Employee's services; such deferral to be payable after termination of Employee's employment with the Corporation, or as otherwise provided. This Agreement is not intended to be an employment contract.

16. CONSTRUCTION OF AGREEMENT. Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program, or agreement which may be in effect between the parties hereto, or any other compensation payable to the Employee or the Employee's designated beneficiary by the Corporation.

17. NO TRUST CREATED. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto, shall crate nor be construed to create, a trust or any kind of a fiduciary relationship between the Corporation and the Employee, the Employee's designated beneficiary, any other beneficiary of the Employee or any other person.

18. BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS; UNSECURED GENERAL CREDITORS STATUS OF EMPLOYEE. The payments to the Employee, the Employee's designated beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Corporation; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation, no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

     In the event that, in its sole discretion, the Corporation purchases an insurance policy or policies insuring the life of the Employee (or any other property) to allow the Corporation to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee, the Employee's designated beneficiary, any other beneficiary nor any other person shall have nor acquire any rights whatsoever therein or in the proceeds therefrom. The Corporation shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for the Employee or any other person nor as collateral security for any obligation of the Corporation hereunder.

19. AMENDMENT. This Agreement may not be altered, amended, or revoked except by a written agreement signed by the Corporation and Employee.

20. INTERPRETATION. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine shall include the feminine.

21. ARBITRATION. All disputes, controversies or differences arising out of, or in relation to or in connection with this Agreement, which cannot be settled by discussion and mutual accord, shall be resolved exclusively by binding arbitration in the country in which the principal office of the Employer is located in accordance with the then prevailing
     Commercial Arbitration Rules of the American Arbitration Association. Demand for arbitration shall be made in writing and shall be served upon the party or parties to whom the demand is addressed in the manner provided at paragraph 22 below. If the parties are unable to mutually agree on an arbitrator within twenty (20) days after delivery of the request for arbitration, each shall have the right to petition an appropriate court that would have jurisdiction over this matter in the country in which the principle office of the Employer is located, to appoint an arbitrator with experience in manners of executive compensation law and business practice. Unless otherwise agreed in writing by the parties, they shall make their initial submissions to the arbitrator(s) and the arbitration hearing shall commence within thirty
     (30) days of the agreement on or appointment of the arbitrator. The arbitration hearing shall be completed within thirty (30) days thereafter. The award shall be made promptly by the arbitrator(s) and, unless otherwise agreed by the parties, no later than thirty (30) days after the completion of the hearing; provided however, that any failure to render the award within such time shall not affect the validity of such award. The award rendered by the arbitrator(s) shall set forth his/her findings of the facts and conclusions of law and shall be final, and judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. In that regard, each of the parties to this Agreement hereby submits to the jurisdiction of the courts of the State of California, and to the federal courts of the United States of America located in the county in which the principle office of the Employer is located.

22. TERMINATION OF PLAN. The Employer may at any time during the term of this Agreement, file a Notice of Termination with the Employee thereby terminating this Plan as of the first day of the subsequent month. If the Employer elects to terminate this Agreement, the Employee shall be entitled to receive the amounts computed as provided in Section (9) hereinabove, provided however, that in the event of a termination of the Plan by the Employer, there shall be no reduction of the Retirement Account as a result of any vesting schedule otherwise applicable to Supplemental Deferrals.

23. OFFSET FOR OBLIGATIONS TO CORPORATION. If, at such time as the Employee becomes entitled to benefit payments hereunder, the Employee has any debt, obligation or other liability representing and amount owing to the corporation or an affiliate of the corporation, and if such debt, obligation or other liability is due and owning at the time benefit payments are payable hereunder, the corporation may offset the amount owning it or an affiliate against the amount of benefits otherwise distributable hereunder.

24.  MISCELLANEOUS.

     (a)   The law of the State of California shall govern this Agreement.

     (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     (c) To the extent that any of the provisions of this Agreement are found by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such provision shall be modified or deleted in such a manner so as to make the Agreement as modified valid, legal and enforceable, and the balance of the Agreement shall not be affected thereby.

     (d) Any notice required or permitted hereunder shall be given to the appropriate party at the address specified beneath such party's signature below or at such other address as the party may hereafter specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address, three business days after the date of mailing sent by certified or registered mail, or one business day after the date of deposit with Federal Express or similar overnight courier.

     (e) If any arbitration, action or proceeding is commenced to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees, costs and expenses from the other party in addition to any other relief to which such prevailing party may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

     BURKE INDUSTRIES, INCORPORATED

     /s/   Rocky Genovese
     ------------------------------------
     Rocky Genovese

     Its: President

     2250 South Tenth Street

     San Jose, CA 95112

     WITNESS

     /s/  Anne Howe
     ------------------------------------
     Anne Howe

     225 South 10th Street

     San Jose, CA 95112

     EMPLOYEE


     ------------------------------------

     Address:
             ----------------------------

     ------------------------------------

                                BURKE INDUSTRIES, INC.

                      EXECUTIVE DEFERRED COMPENSATION AGREEMENT

-------------------------------------------------------------------------------

                            Schedule 1 - Survivor Benefit

Initial Survivor Benefit _________________


-------------------------------------------------------------------------------
         Date of Revision            Revised Amount & Signature Authority
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                BURKE INDUSTRIES, INC.

                      EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                            Schedule 2, Calculation Assets

-------------------------------------------------------------------------------

The Corporation agrees that it will credit Deferred Amounts in the Employee's Retirement Account with additions from and after dates Deferred Amounts are credited to the Retirement Account at the "As If" rate specified in the Agreement. In determining the "As If" calculation under the agreement the Company will utilize the following Calculation Assets, which may be revised in writing from time to time, at the discretion of the Company.


               -----------------------------------------------------------
               FUND                                            Percentage
               -----------------------------------------------------------
               Large Cap Growth, Cohen Klingenstein & Marks              %
               -----------------------------------------------------------
               International Equity, GAM Co.                             %
               -----------------------------------------------------------
               Balanced, The Crabble Huson Group                         %
               -----------------------------------------------------------
               Index, State Street                                       %
               -----------------------------------------------------------
               Stable Asset, Morley Capital                              %
               -----------------------------------------------------------
               Guaranteed Index                                          %
               -----------------------------------------------------------
               Fidelity Equity Retail Growth                             %
               -----------------------------------------------------------
                                                                         %
               -----------------------------------------------------------

                                                               -----------


Burke Industries, Inc.

/s/  Rocky Genovese
------------------------------
Rocky Genovese

Date:
     -------------------------

                                BURKE INDUSTRIES, INC.

                      EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                                      Exhibit E

                              Qualified Plan Designation


-------------------------------------------------------------------------------
         Date of Plan                Description
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
